UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 20, 2004

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue, Dallas, Texas (Address of principal executive offices)	75204 (Zip code)

Registrant’s telephone number including area code: (214) 841-6111

Not Applicable
(Former name or former address if changed from last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Affiliated Computer Services, Inc. Press Release dated April 20, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2004, Affiliated Computer Services, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2004 ended March 31, 2004. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s web site at http://www.acs-inc.com.

     On April 20, 2004, the Company will hold a telephone conference and webcast to disclose the Company’s financial results for the third quarter of fiscal year 2004 ended March 31, 2004. During this conference, the Company will present certain non-generally accepted accounting principles (“GAAP”) financial measures for which reconciliations to the most directly comparable GAAP financial measures will be published on the Company’s website.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
By:	/s/ Warren D. Edwards
	Name:	Warren D. Edwards
	Title:	Executive Vice President and Chief Financial Officer

Date: April 20, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Affiliated Computer Services, Inc. Press Release dated April 20, 2004

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